Property and Equipment (Tables)	12 Months Ended
Dec. 31, 2025
Property and Equipment [Abstract]
Schedule of Property and Equipment, Net

Property and equipment, net consisted of the following:

	As of December 31,
	2024	2025	2025
	RMB	RMB	US$
Vehicles	11,647	2,404	344
Electronic equipment	4,931	4,943	707
Leasehold improvement	417	417	60
Furniture	481	481	69
Less: Accumulated depreciation	(8,629)	(5,889)	(843)
Total property and equipment, net	8,847	2,356	337